UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 5, 2005

Fulton Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-10587	23-2195389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Penn Square, P.O. Box 4887, Lancaster, Pennsylvania		17604
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-390-2290

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

and

Item 8.01. Other Events.

Fulton announced today that it entered into an accelerated share repurchase program with Morgan Stanley & Co. Incorporated. Pursuant to the accelerated share repurchase, Fulton repurchased 3,449,200 shares of its common stock on May 4, 2005. The accelerated share repurchase program allowed Fulton to purchase the shares immediately from Morgan Stanley, and Morgan Stanley may cover its position by purchasing the shares in the open market. The repurchase is further described in the press release, attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated May 5, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fulton Financial Corporation

May 5, 2005	By:	Charles J. Nugent

Name: Charles J. Nugent
Title: Senior Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release